UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 21, 2006


                             SUN RIVER ENERGY, INC.
                         -------------------------------
                              (Name of Registrant)

                             DYNADAPT SYSTEM, INC.
                         ------------------------------
                           (Former Name of Registrant)


                  Colorado                             84-1491159
         ------------------------                    --------------------
         (State of incorporation)                    (I.R.S. Employer
                                                     Identification No.)


             Suite 210 E, 10200 W. 44th Ave, Wheat Ridge, CO 80033
         -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 940-2090



Total number of pages in this document:


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The Company  acquired from Nova Leasing,  LLC an 85% working  interest in an 80%
Net Revenue Interest on certain leases totaling approximately 13,500 acres (gross) in Johnson County Wyoming, in the Powder River Basin. The purchase price included $6,600,000 in the form of a secured promissory note bearing interest at 7.5% with payments of $1,100,000 on March 15, 2007, $2,800,000 October 15, 2007
and $2,700,000 October 15, 2008 plus interest and 880,000 shares of restricted common stock of Sun River Energy, Inc. The transaction closed November 20, 2006. The Company intends to immediately commence planning and development of a 3-d seismic program on the acreage with the intent to explore the acreage with industry partners.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The purchase price included $6,600,000 in the form of a secured promissory note bearing interest at 7.5% with payments of $1,100,000 on March 15, 2007, $2,800,000 October 15, 2007 and $2,700,000 October 15, 2008 plus interest and
880,000 shares of restricted common stock of Sun River Energy, Inc.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The Company has issued 880,000 restricted common shares to Nova Leasing, LLC as part of the consideration for the Asset Purchase of the approximate 13,500 acres in the Powder River Basis in Wyoming. The transaction was exempt from registration under Section 4(2) of the Securities Act of 1933.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements - Not Applicable
b)       Pro Forma Financial Statements - Not Applicable
c)       Exhibits -10.1 Asset Purchase Agreement
                   10.2 Promissory Note
                   10.3 Mortgage

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 21, 2006                             SUN RIVER ENERGY, INC.


                                                  By: /s/ Wesley Whiting
                                                  ---------------------------
                                                  Wesley Whiting, President